U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 5, 1999




                              GILMAN & CIOCIA, INC.
                 (Name of small business issuer in its charter)


      Delaware                   000-22996                 11-2587324
(State or jurisdiction           Commission                (I.R.S.Employer
of incorporation or              file                      Identification
organization)                    number                          No.)


475 Northern Boulevard, Great Neck, NY               11021
(Address of principal executive offices)             (Zip Code)


                                 (516) 482-4860
                (Issuer's Telephone Number, Including Area Code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

      The following financial statements are hereby incorporated by reference to the Independent Auditor's Reports and Financial Statements for Prime Capital Services, Inc., Prime Financial Services, Inc., a New York corporation, and Asset & Financial Planning Ltd. and the financial statements covered thereby, a copy of which is included as an exhibit hereto.

            Prime Capital Services, Inc. (PCSI), Prime Financial Services, Inc., a New York Corporation (Oldco) and Asset & Financial Planning, Ltd.
            (AFPL) Audited Combined Balance Sheets as of March 31, 1999 and April 30, 1998.

            PCSI, Oldco and AFPL Audited Combined Statements of Income and Comprehensive Income for the eleven months ended March 31, 1999 and the fiscal year ended April 30, 1998.

            PCSI, Oldco and AFPL Audited Combined Statements of Changes in Equity for the eleven months ended March 31, 1999 and the fiscal year ended April 30, 1998.

            PCSI, Oldco and AFPL Audited Combined Statements of Cash Flows for the eleven months ended March 31, 1999 and the fiscal year ended April 30, 1998.

            PCSI's, Oldco's and AFPL's Notes to Combined Financial Statements for the eleven months ended March 31, 1999 and the fiscal year ended April 30, 1998.


(b)      Pro-Forma Financial Information.

      The following  pro forma  financial  information  is included in this Form
8-K.

            Gilman & Ciocia, Inc. & Subsidiaries Consolidated Balance Sheet as of March 31, 1999.

            Gilman & Ciocia, Inc. & Subsidiaries Consolidated Statements of Income for the nine months ended March 31, 1999 and the fiscal year ended June 30, 1998.

(c)      Exhibits.
Exhibit No.       Description
-----------       -----------
         1*       Stock and Asset Purchase Agreement dated April 5, 1999, by and among  Gilman & Ciocia,  Inc., a Delaware  corporation,  Prime
                  Financial  Services,  Inc.,  a  Delaware  corporation,   Prime
                  Financial Services, Inc., a New York corporation, Michael Ryan and Ralph Porpora.

         2* Non-competition Agreement dated as of April 5, 1999 by and among Gilman & Ciocia, Inc., a Delaware corporation, Prime Financial Services, Inc., a New York corporation, Michael Ryan and Ralph Porpora.

         3* Registration Rights Agreement dated April 5, 1999, by and among Gilman & Ciocia, Inc., a Delaware corporation, Prime Financial Services, Inc., a New York corporation, Michael Ryan and Ralph Porpora.


         4* Limited Liability Company Interest Option Agreement dated April 5, 1999, by and between Gilman & Ciocia, Inc. a Delaware corporation, and Prime Financial Services, Inc., a New York corporation.


         5 Independent Auditor's Report and Financial Statements for Prime Capital Services, Inc., Prime Financial Services, Inc., a New York corporation, and Asset & Financial Planning Ltd. for the eleven months ended March 31, 1999.


*previously filed with original Form 8

                                      -3-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 21, 1999

                                            GILMAN & CIOCIA, INC.

                                            By:/s/ James Ciocia
                                               -------------------
                                              James Ciocia
                                              President (authorized signatory)